UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2020

TECH DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive
Clearwater, Florida, 33760
(Address of principal executive offices)

727-539-7429

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange which registered
Common stock, par value $.0015 per share	TECD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Tech Data Corporation (the “Company”) previously announced its entry into that certain Agreement and Plan of Merger with Tiger Midco, LLC (“Parent”) and Tiger Merger Sub Co. (“Merger Sub”), dated as of November 12, 2019, as amended on November 27, 2019 by Amendment No. 1 to the Agreement and Plan of Merger (as further amended or modified from time to time, the “Merger Agreement”). The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent.

In connection with the Merger, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) on January 10, 2020. As disclosed in the Proxy Statement, between December 19, 2019 and January 10, 2020, the date of the Proxy Statement, three lawsuits relating to the Merger were filed—one purported class action complaint brought on behalf of a putative class of the Company’s shareholders and two individual shareholder complaints. The purported class action complaint was filed in the United States District Court for the District of Delaware: Post v. Tech Data Corporation et al, Case No. 1:19-cv-02352-UNA, filed on December 24, 2019. One individual shareholder complaint was filed in the Thirteenth Judicial Circuit Court of Florida: Drulias v. Hume, et al., Case No. 19-CA-012837, filed on December 19, 2019. The other individual shareholder complaint was filed in the United States District Court for the Southern District of New York: Franks v. Tech Data Corporation et al, Case No. 1:20-cv-00174, filed on January 8, 2020.

Following the filing of the Proxy Statement and prior to the filing of this Current Report on Form 8-K, two additional individual shareholder complaints were filed in the United States District Court for the Southern District of New York, alleging substantially similar claims: Laufer v. Tech Data Corporation et al, Case No. 1:20-cv-00311, filed on January 13, 2020, and St. Germain v. Tech Data Corporation et al, Case No. 1:20-cv-00722, filed on January 27, 2020 (the foregoing two matters, together with the three lawsuits described in the foregoing paragraph, are collectively referred to as the “Litigation”). In addition, on January 16, 2020, the Company received a letter on behalf of an alleged shareholder, Steven Makowsky, in connection with the Merger, also alleging material omissions or misstatements in the Proxy Statement.

The Company believes that the claims referenced above are without merit and no supplemental disclosure is required under applicable law. However, in order to moot the plaintiffs’ unmeritorious disclosure claims in the Litigation, to avoid the risk of the Litigation delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. In light of the supplemental disclosures, plaintiffs in the Drulias, Post, Franks, Laufer, and St. Germain actions have agreed to dismiss their individual claims with prejudice. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Litigation that any additional disclosure was or is required, and believes that the supplemental disclosures contained herein are immaterial.

These supplemental disclosures will not affect the consideration to be paid in connection with the Merger or the timing of the special meeting of Company shareholders to be held at 10:00 a.m., Eastern Time, on February 12, 2020, at the Raymund Center, 5350 Tech Data Drive, Clearwater, Florida 33760.

Supplemental Disclosure to Proxy Statement in Connection with the Litigation

The following disclosure in this Current Report on Form 8-K supplements the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety.

The following disclosure supplements and restates the second paragraph under the heading “Background of the Merger”, beginning on page 36 of the Proxy Statement:

In late March 2018, a representative of Apollo contacted Mr. Robert Dutkowsky, Tech Data’s Chairman and then-Chief Executive Officer, to discuss the possibility of an investment by the Apollo Funds in Tech Data and to propose a preliminary meeting. During the following week, in early April, Mr. Dutkowsky informed Mr. Charles E. Adair, Tech Data’s lead independent director, of the call from Apollo. Mr. Adair agreed that Mr. Dutkowsky should accept the meeting with Apollo to get additional information regarding Apollo’s interest. The Board was informed of Apollo’s outreach at a meeting on April 3, 2018. On April 19, 2018, Tech Data entered into a Confidentiality Agreement with Apollo containing customary standstill provisions. Throughout April and May 2018, at the direction of Messrs. Dutkowsky and Adair, representatives of Tech Data engaged with Apollo and provided certain limited diligence information in response to Apollo’s requests, in order to assist Apollo in determining whether to make a proposal for an investment in Tech Data. During this time, Mr. Dutkowsky regularly updated Mr. Adair regarding the discussions and diligence requests from Apollo.

The following disclosure supplements and restates the seventh paragraph under the heading “Background of the Merger”, beginning on page 37 of the Proxy Statement:

On July 27, 2018, the Board met and formed a transaction committee comprised of directors Charles E. Adair, Harry J. Harczak, Jr., Thomas Morgan and Patrick Sayer to oversee discussions with Apollo and any other indications of interest in Tech Data that may be received and to make recommendations to the Board. The Board determined that the creation of a transaction committee was in the best interests of the Company for several reasons including, but not limited to, the ability to have Tech Data’s lead independent director and a subset of its other independent directors supervise a potential sale process without requiring the input of the full Board in day-to-day decisionmaking. The Board also adopted a protocol for management’s interaction with potential bidders, including Apollo, should the Board decide to move forward with discussions, including instructing management not to discuss any post-transaction role or compensation unless previously authorized by the Board.

The following disclosure supplements and restates the eighteenth paragraph under the heading “Background of the Merger”, beginning on page 38 of the Proxy Statement:

On October 8, 2019, the Board held a special telephonic meeting to review and discuss the indication of interest received from Apollo. Representatives of Cleary Gottlieb reviewed with the Board its fiduciary duties in connection with considering a potential sale transaction. Representatives of BofA Securities discussed with the Board a preliminary financial analysis of Tech Data and Apollo’s revised offer. The Board also discussed the preliminary management projections presented at the October 3, 2019 Board meeting (the October Forecasts, as described further in the section entitled “Certain Unaudited Prospective Financial Information” beginning on page 57). The Board discussed with management and BofA Securities other potential strategic alternatives for Tech Data, including other potential strategic and financial purchasers and the pros and cons of soliciting interest from these parties in advance of signing a transaction agreement as compared to doing so during a go-shop period. BofA Securities reviewed potential strategic and financial buyers for Tech Data and noted the likely limited interest among potential strategic purchasers and limited interest and financial capability among selected potential financial sponsor bidders to complete an acquisition of this size. At the conclusion of the meeting, the Board resolved to move forward with discussions with Apollo based on its revised indication of interest, and to delegate to a newly formed transaction committee, comprised of directors Charles E. Adair (as Chairman of the committee), Harry J. Harczak, Jr., Thomas Morgan and Patrick Sayer (the “Transaction Committee”), the authority to oversee further negotiations with Apollo as well as any other parties interested in a potential transaction. The Board also adopted a protocol governing interactions between directors and officers of Tech Data and Apollo or other potential bidders, including instructing management to treat all potential bidders on a level playing field, to notify the Board or an independent director or BofA Securities of any incoming inquiries with respect to a potential transaction, and not to have any discussions with buyers about potential post-transaction roles or employment without the prior authorization of the Board or the Transaction Committee. Finally, the Board reviewed information provided by a BofA Securities concerning certain relationships between BofA Securities and its affiliates, on the one hand, and Apollo and/or certain of its affiliates and portfolio companies, on the other hand, during the prior two years, which the Board concluded would not impair or limit BofA Securities from providing independent advice to the Board. Following discussions, the Board approved the engagement of BofA Securities as Tech Data’s financial advisor in connection with a potential sale transaction and authorized the Transaction Committee to finalize an engagement letter with BofA Securities.

The following disclosure supplements and restates the twentieth paragraph under the heading “Background of the Merger”, beginning on page 39 of the Proxy Statement:

On October 11, 2019, Tech Data and Apollo entered into an updated Confidentiality Agreement containing customary standstill provisions, on substantially identical terms to the April 19, 2018 Confidentiality Agreement between Tech Data and Apollo other than providing for a later expiration date with respect to the parties’ obligations thereunder.

The following disclosure supplements and restates the thirty-second paragraph under the heading “Background of the Merger”, beginning on page 40 of the Proxy Statement:

Later on October 25, 2019, the Transaction Committee held a telephonic meeting to discuss, among other things, the proposal from Financial Sponsor A. The Transaction Committee directed BofA Securities to respond to Financial Sponsor A requesting greater certainty regarding its expected debt and equity financing and directed management to provide further due diligence information to Financial Sponsor A. The Transaction Committee considered Mr. Dutkowsky’s relationship with Raymond James, Financial Sponsor A’s financial advisor, and established a protocol concerning Mr. Dutkowsky’s interactions with Apollo and Financial Sponsor A, including providing for supervision by the Board of any communications between Mr. Dutkowsky and potential bidders. On October 27, 2019, Tech Data provided access to diligence information to Financial Sponsor A through an online data room.

The disclosure under the heading “Opinion of Tech Data’s Financial Advisor” and the heading “Selected Publicly Traded Companies”, beginning on page 53 of the Proxy Statement, is hereby amended by replacing the list immediately following the first paragraph with the following table:

Selected Companies	CY19E P/E Multiple	CY20E P/E Multiple	CY19E EV/EBITDA Multiple	CY20E EV/EBITDA Multiple
Arrow Electronics, Inc.	10.9x	9.7x	7.6x	7.2x
SYNNEX Corporation	9.7x	9.2x	7.6x	7.2x
Avnet, Inc.	11.3x	10.9x	7.5x	7.7x
ScanSource, Inc.	10.9x	10.8x	8.5x	8.4x

The disclosure under the heading “Opinion of Tech Data’s Financial Advisor” and the heading “Selected Precedent Transactions Analysis”, beginning on page 54 of the Proxy Statement, is hereby amended by adding the columns “NTM EBITDA Multiple” and “Announcement Date” to the table immediately following the first paragraph as indicated below:

Acquiror	Target	NTM EBITDA Multiple	Announcement Date
•Permira	•Exclusive Group	N/A	4/13/2018
•SYNNEX Corporation	•Westcon-Comstor Americas Business	N/A	6/6/2017
•Tech Data Corporation	•Avnet, Inc.’s Technology Solutions Business	9.2x	9/19/2016
•Tianjin Tianhai Investment Company, Ltd.	•Ingram Micro Inc.	6.8x	2/17/2016
•SoftBank Corp.	•Brightstar Corp.	8.8x	10/18/2013
•Arrow Electronics, Inc.	•CSS Computer Security Solutions Holding GmbH, d/b/a ComputerLinks AG	N/A	8/27/2013
•Ingram Micro Inc.	•Brightpoint, Inc.	5.3x	7/2/2012
•Avnet, Inc.	•Bell Microproducts Inc.	8.4x	3/28/2010
•Barclays Private Equity	•COMPUTERLINKS AG	4.8x	6/17/2008
•Avnet, Inc.	•Horizon Technology Group plc	N/A	4/21/2008
•Tech Data Corporation	•Scribona, AB	N/A	3/4/2008
•SYNNEX Corporation	•New Age Electronics, Inc.	N/A	2/25/2008
•Arrow Electronics, Inc.	•LOGIX S.A.	N/A	2/19/2008

The following disclosure supplements and restates the first paragraph under the heading “Opinion of Tech Data’s Financial Advisor” and the heading “Discounted Cash Flow Analysis”, beginning on page 55 of the Proxy Statement:

Discounted Cash Flow Analysis. BofA Securities performed a discounted cash flow analysis of Tech Data to calculate the estimated present value of the standalone unlevered, after-tax free cash flows (which unlevered after-tax free cash flows were calculated based on the tax-effected adjusted operating income (assuming an effective tax rate of 24.5%) plus depreciation and amortization less change in net working capital, capital expenditures and cost of synergies) that Tech Data was forecasted to generate during Tech Data’s fourth quarter of fiscal year 2020 through fiscal year 2023 based on the Forecasts. BofA Securities calculated terminal values for Tech Data by applying adjusted EBITDA exit multiples of 5.00x, 6.25x and 7.50x to Tech Data’s terminal adjusted EBITDA. The cash flows and terminal values were then discounted to present value as of October 31, 2019 using discount rates ranging from 7.90% to 10.10%, which were based on an estimate of Tech Data’s weighted average cost of capital derived using the capital asset pricing model. ~~From the resulting enterprise values, BofA Securities deducted net debt as of October 31, 2019 to derive equity values.~~ From the resulting enterprise values, BofA Securities deducted Tech Data’s net debt of $711 million as of October 31, 2019 to derive equity values.. This analysis indicated the following approximate implied per share equity value reference range for Tech Data as compared to the Merger Consideration (rounded to the nearest $0.05 per share):

The following disclosure supplements and restates the final paragraph under the heading “Opinion of Tech Data’s Financial Advisor” and the heading “Miscellaneous”, beginning on page 56 of the Proxy Statement:

BofA Securities and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Securities and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Tech Data, certain of its affiliates, Apollo and certain affiliates and portfolio companies of Apollo. As of November 27, 2019, BofA Securities and its affiliates held on a non-fiduciary basis less than 1% of the outstanding common stock of each of Apollo and Tech Data.

The following disclosure supplements and restates the first paragraph under the heading “Interests of Tech Data’s Executive Officers and Directors in the Merger” and the heading “New Management Arrangements”, beginning on page 64 of the Proxy Statement:

Tech Data expects that Richard T. Hume will continue to serve as the Chief Executive Officer of Tech Data following the Merger, and the Merger Agreement provides that the officers of Tech Data will continue to serve in their current capacities until duly removed or until successors are duly elected or appointed and qualified. However, as ~~As~~ of the date of this proxy statement, no new employment, reinvestment, participation, equity contribution or other agreements, arrangements or understandings between any executive officer or director, on the one hand, and Tech Data, Parent, Merger Sub or their respective affiliates, on the other hand, have been entered into (other than as described above). The Merger is not conditioned upon any executive officer or director of Tech Data entering into any such agreement. Certain executive officers may enter into arrangements with Tech Data, Parent, Merger Sub or their respective affiliates following the date of this proxy statement that relate to employment or severance arrangements with, or the right to purchase or participate in the equity of, the surviving corporation or one or more of its affiliates.

Additional Information and Where to Find It

The Company filed the Proxy Statement with the SEC on January 10, 2020, and first mailed the Proxy Statement to its shareholders on January 10, 2020. The Company urges its shareholders to read the Proxy Statement and other materials filed or to be filed as they become available because they will contain important information regarding the proposed Merger. You may obtain a free copy of the Proxy Statement and other related documents filed by the Company with the SEC as they become available at the SEC’s website at www.sec.gov. You also may obtain a copy of the Proxy Statement and other documents relating to the Merger filed by the Company with the SEC as they become available for free by accessing the Company’s website at www.techdata.com via the “SEC Filings” page, by clicking on the link for “About”, and then clicking on the link for “Investor Relations” and selecting “Financials”.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the Merger, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement described above filed with the SEC. You may find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 25, 2019. You can obtain free copies of these documents from the Company using the contact information above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautions Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will,” and other similar words or expressions.

Such forward-looking statements are inherently uncertain, and shareholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the proposed transactions include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure of the parties to satisfy conditions to completion of the proposed merger, including the failure of the Company’s shareholders to approve the Merger or the failure of the parties to obtain required regulatory approvals; the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; and the risks, uncertainties, and other factors detailed from time to time in the Proxy Statement and in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the SEC.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Data Corporation
(Registrant)

Date: February 3, 2020	/s/ Charles V. Dannewitz
Charles V. Dannewitz Executive Vice President, & Chief Financial Officer